EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Energous Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mallorie Burak, Chief Executive Officer and Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

A signed original of this written statement required by Section 906 has been provided to Energous Corporation and will be retained by Energous Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Mallorie Burak
Name:	Mallorie Burak
Title:	Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)
Date:	August 13, 2026